GMO U.S. INTRINSIC VALUE SERIES FUND	Summary Prospectus January 1, 2012

Share Class:	Class R4	Class R5	Class R6
Ticker:	—	—	—

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://dc.gmo.com. You can also get this information at no cost by calling 877-466-7778, by sending an email request to DCFundProspectus@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated January 1, 2012, as supplemented, are incorporated by reference into this summary prospectus.

Investment Objective
Long-term capital growth.

Fees and Expenses
The table below describes the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6

Management fee[2]	0.31%	0.31%	0.31%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None
Other expenses[4]	0.21%	0.21%	0.21%
Total annual fund operating expenses	0.77%	0.62%	0.52%
Expense reimbursement[5]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	0.76%	0.61%	0.51%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO U.S. Intrinsic Value Fund (“Intrinsic Value Fund”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by Intrinsic Value Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Intrinsic Value Fund.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 “Other expenses” include Fund administration fees of 0.05%.

5 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for its expenses other than: administration fees, subtransfer agent/recordkeeping payments (whether paid pursuant to GMO Series Trust’s Rule 12b-1 Plan or otherwise), underlying fund expenses, independent Trustee expenses, compensation and expenses of Trust officers and agents who are not affiliated with GMO, investment-related costs (e.g., brokerage commissions, securities lending fees, interest expense), hedging transaction fees, and extraordinary expenses. This expense limitation will continue through at least January 1, 2013, and may not be terminated prior to this date without the consent of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and both amounts shown include the expenses of both Intrinsic Value Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years

Class R4	$79	$244
Class R5	$62	$198
Class R6	$52	$166
* After reimbursement

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

GMO U.S. INTRINSIC VALUE SERIES FUND

Principal Investment Strategies
The Fund invests substantially all of its assets in GMO U.S. Intrinsic Value Fund (“Intrinsic Value Fund”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of Intrinsic Value Fund. References to the Fund may refer to actions undertaken by the Fund or Intrinsic Value Fund. The Fund’s investment adviser, GMO, is also the investment adviser to Intrinsic Value Fund.

The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the Russell 1000 Value Index.

The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund, another fund managed by GMO, and unaffiliated money market funds.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal Risks of Investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Intrinsic Value Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Intrinsic Value Fund, which include those outlined in the following brief summary of principal risks. Intrinsic Value Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by Intrinsic Value Fund may affect Intrinsic Value Fund’s performance more than if Intrinsic Value Fund were diversified. In addition to the risks to which the Fund is exposed through its investment in Intrinsic Value Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Intrinsic Value Fund.

•	Market Risk – Equity Securities – The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•	Management and Operational Risk – The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or may not include the most recent information about a company or security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

GMO U.S. INTRINSIC VALUE SERIES FUND

•	Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, and counterparty risk.

•	Counterparty Risk – The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

•	Leveraging Risk – The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

•	Smaller Company Risk – Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•	Focused Investment Risk – Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

•	Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, could adversely affect the value of the Fund’s investments.

•	Large Shareholder Risk – To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, financial intermediaries, asset allocation funds, or other funds managed by GMO), the Fund is subject to the risk that these shareholders will disrupt operations by purchasing or redeeming shares in large amounts and/or on a frequent basis.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Intrinsic Value Fund, including the risk that Intrinsic Value Fund will not perform as expected.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares*
Years Ending December 31

Highest Quarter: 19.17% (2Q2003)
Lowest Quarter: −18.36% (4Q2008)
Year-to-Date (as of 9/30/11): −2.37%

Average Annual Total Returns*
Periods Ending December 31, 2010

	1 Year	5 Years	10 Years	Inception

				8/2/99**

Class R4

Return Before Taxes	11.24%	−0.89%	2.43%	2.93%

Return After Taxes on Distributions	10.96%	−2.02%	1.20%	1.75%

Return After Taxes on Distributions and Sale of Fund Shares	7.60%	−0.89%	1.80%	2.21%

Class R5

Return Before Taxes	11.41%	−0.74%	2.58%	3.09%

Class R6

Return Before Taxes	11.52%	−0.64%	2.68%	3.19%

Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	15.51%	1.28%	3.26%	3.27%

* Class R4, R5, and R6 shares were first offered on January 1, 2012. Returns prior to the date the Fund commenced operations are those of Intrinsic Value Fund (Class III shares) and its predecessor fund, adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund Operating Expenses table.

** Inception date for Intrinsic Value Fund’s predecessor fund (Class III shares).

GMO U.S. INTRINSIC VALUE SERIES FUND

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Division and Senior Members of GMO responsible for day-to-day management of the Fund:

Investment Division	Senior Member (Length of Service)	Title

Quantitative Equity	Thomas Hancock (since the Fund’s inception)	Co-Director, Quantitative Equity Division, GMO
Quantitative Equity	Sam Wilderman (since the Fund’s inception)	Co-Director, Quantitative Equity Division, GMO

Purchase and Sale of Fund Shares
In general, shareholders of record may purchase and redeem shares of the Fund on any day when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax advisor and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of Fund distributions and their Fund investment more generally.

Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and its related companies may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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